                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 21, 1998


                           Software AG Systems, Inc.
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            (Exact name of Registrant as specified in its Charter)



        Delaware                                              54-1167173
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(State or other Jurisdiction        (SEC File No.)           (IRS Employer
   of incorporation)                                     Identification Number)


11190 Sunrise Valley Drive, Reston, Virginia                     20190
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:          (703) 391-6757
                                                             --------------


                                Not Applicable
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         (Former name or former address, if changed since last Report)
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                           Software AG Systems, Inc.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------


ITEM 5.  OTHER EVENTS
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     On January 12, 1998, the registrant, parent company of Software AG
Americas, Inc. ("SAGA"), consolidated its Operations and Professional Services segments into one unit reporting to Derek Brigden, Vice President, who previously headed SAGA's Operations. The Professional Services function previously reported to Thomas Gorley. Mr. Gorley is no longer with SAGA, having decided to pursue other opportunities.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SOFTWARE AG SYSTEMS, INC.



Date: January 19, 1998              By: /s/ Daniel F. Gillis
                                        -------------------------------------
                                        Daniel F. Gillis
                                        President and Chief Executive Officer